UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 – Entry into a Material Definitive Agreement	2
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS	2
SIGNATURES	3
EXHIBIT INDEX	4

Item 1.01   Entry into a Material Definitive Agreement.

On May 10, 2016, ReWalk Robotics Ltd. (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) with Piper Jaffray & Co. (the “Agent”), pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3 (File No. 333- 209833), up to $25,000,000 in aggregate offering price of the Company’s ordinary shares, par value NIS 0.01 per share (the “Shares”), through the Agent, acting as the Company’s agent and/or principal. Sales of the Shares made pursuant to the Distribution Agreement, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the NASDAQ Global Market or sales made to or through a market maker other than on an exchange. When acting as the Company’s agent, the Agent will receive from the Company compensation of 3% of the gross sales price of the Shares sold through it under the Distribution Agreement. When acting as principal, the sale of any Shares would be pursuant to the terms of a separate terms agreement between the Company and the Agent.

The Company made certain customary representations, warranties and covenants in the Distribution Agreements and also agreed to indemnify the Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the material terms of the Equity Distribution Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Equity Distribution Agreement, dated May 10, 2016, between ReWalk Robotics Ltd. and Piper Jaffray & Co., as Agent
5.1	Opinion of Goldfarb Seligman & Co., Israeli counsel to the Registrant, as to the validity of the ordinary shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: May 10, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated May 10, 2016, between ReWalk Robotics Ltd. and Piper Jaffray & Co., as Agent
5.1	Opinion of Goldfarb Seligman & Co., Israeli counsel to the Registrant, as to the validity of the ordinary shares

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